SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2003

LIBERTY NATIONAL BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-24113	58-2292563
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 82030, Conyers, Georgia	30013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 785-7880

(Former name or address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed with this report:

Exhibit No.	Description
99.1	Press Release of Registrant Regarding Financial Results for the Quarter Ended September 30, 2003 (October 20, 2003).

Item 12.	Results of Operations and Financial Condition.

On October 20, 2003, Liberty National Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2003. A copy of the press release is filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY NATIONAL BANCSHARES, INC

October 20, 2003	/s/ William L. Daniel
William L. Daniel President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Registrant Regarding Financial Results for the Quarter Ended September 30, 2003 (October 20, 2003).